                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             Endosonics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Endosonics Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                      LOGO

TO THE STOCKHOLDERS OF ENDOSONICS CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of EndoSonics Corporation ("EndoSonics" or the "Company") on May 28, 1997 at 10:00 a.m., California time. The Annual Meeting will be held at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California.

     At the meeting, you will be asked to consider and vote upon the following proposals: (i) the approval of a series of amendments to the Company's 1988 Stock Option Plan (the "Plan"), including (a) an increase in the maximum number of shares of common stock authorized for issuance under the Plan by an additional 650,000 shares, (b) a provision to allow the non-employee Board members to participate in the Discretionary Option Grant Program in effect under the Plan and (c) the extension of the term of the Plan from October 19, 1998 to December 31, 2002, (ii) the election of six (6) individuals to serve as the Company's Board of Directors and (iii) the ratification of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid reply envelope. By returning the proxy, you can help EndoSonics avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

                                          REINHARD J. WARNKING
                                          President and Chief Executive Officer

May 2, 1997

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           OF ENDOSONICS CORPORATION
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EndoSonics Corporation, a
Delaware corporation ("EndoSonics" or the "Company"), will be held on May 28, 1997 at 10:00 a.m. at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California, for the following purposes:

        1. To approve a series of amendments to the Company's 1988 Stock Option Plan (the "Plan"), including (i) an increase in the maximum number of shares of common stock authorized for issuance under the Plan by an additional 650,000 shares, (ii) a provision to allow the non-employee Board members to participate in the Discretionary Option Grant Program in effect under the Plan and (iii) the extension of the term of the Plan from October 19, 1998 to December 31, 2002.

        2. To elect a six (6) member Board of Directors for EndoSonics from the following nominees: Thomas J. Cable, William G. Davis, Michael R. Henson, Edward M. Leonard, Roger Salquist and Reinhard J. Warnking.

        3. To ratify the selection of Ernst & Young LLP as EndoSonics' independent auditors for the current fiscal year ending December 31, 1997.

        4. To transact such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 23, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                                          By Order of the Board of Directors

                                          EDWARD M. LEONARD
                                          Secretary

Rancho Cordova, California
May 2, 1997

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                            ------------------------

                             ENDOSONICS CORPORATION
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of EndoSonics Corporation ("EndoSonics" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 28, 1997 at 10:00 a.m., at which time stockholders of record on April 23, 1997 will be entitled to vote. On April 23, 1997, EndoSonics had outstanding 13,551,169 shares of Common Stock. Stockholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting.

     EndoSonics intends to mail this proxy statement and the accompanying proxy card on or about May 2, 1997 to all stockholders entitled to vote at the Annual Meeting. EndoSonics' principal executive offices are located at 2870 Kilgore Road, Rancho Cordova, California 95670. The telephone number at that address is
(916) 638-8008.

VOTING

     Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. With respect to each of the other proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement, if a choice as to that proposal has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposal. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of EndoSonics at the Company's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION

     EndoSonics will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. EndoSonics may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of EndoSonics. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                 PROPOSAL NO. 1

                AMENDMENT TO THE RESTATED 1988 STOCK OPTION PLAN
                           OF ENDOSONICS CORPORATION

     The stockholders are being asked to approve a series of amendments to the Company's 1988 Stock Option Plan (the "Plan") that will effect the following changes: (i) increase the number of shares of Common Stock issuable under the Plan by an additional 650,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program in effect under the Plan, (iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be re-issued under the Plan through subsequent option grants, (v) extend the term of the Plan from October 19, 1998 to December 31, 2002 and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws.

     The proposed share increase will assure that a sufficient reserve of Common Stock is available under the Plan in order for the Company to provide a comprehensive equity incentive program for the Company's officers, employees, nonemployee Board members and independent consultants which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The remaining amendments which form part of this Proposal will enhance the Company's opportunity to provide additional equity incentives to attract and retain the services of qualified non-employee Board members and will facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

     The Plan was originally adopted by the Board of Directors on October 20, 1988 and approved by the stockholders on April 5, 1989. Since that time, the Plan has been restated and amended on a number of occasions, primarily to increase the number of shares of Common Stock issuable under the Plan. Part of the amendments for which stockholder approval is sought under this Proposal were adopted by the Board on November 5, 1996 and the remainder were adopted on April 18, 1997.

     The terms and provisions of the Plan, as amended through April 18, 1997, are described more fully below. The description, however, is not intended to be a complete exposition of all the terms of the Plan. A copy of the Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's headquarters in Rancho Cordova, California.

PLAN STRUCTURE

     The Plan is divided into two separate components:

     DISCRETIONARY OPTION GRANT PROGRAM. Officers, employees, non-employee Board members and independent consultants may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of the option shares on the grant date. The granted options may be either incentive stock options that are designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options not intended to satisfy such requirements. In addition, the granted options may include stock appreciation rights which will allow the holders to surrender those options for payments from the Company based on the appreciation in the market value of the Common Stock over the period the options are outstanding.

     AUTOMATIC OPTION GRANT PROGRAM. The non-employee Board members will automatically receive option grants at designated intervals over their period of Board service. Each grant will be for a fixed number of shares with an exercise price equal to the fair market value of the option shares on the grant date.

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

ADMINISTRATION

     The Compensation Committee of the Board administers the Discretionary Option Grant Program with respect to all officers and directors of the Company subject to the short swing profit restrictions of the Federal securities laws. With respect to all other persons eligible to participate in the Plan, the Discretionary Option Grant Program is subject to separate but concurrent administration by both the Compensation Committee and the Board. The Plan Administrator (either the Compensation Committee or the Board, to the extent such entity is carrying out its administrative functions under the Plan with respect to one or more classes of eligible individuals), has complete discretion (subject to the provisions of the Plan) to authorize discretionary option grants under the Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

     The maximum number of shares of Common Stock issuable over the term of the Option Plan may not exceed 4,100,000 shares (including the 650,000 shares for which stockholder approval is sought under this Proposal). In no event may any one participant in the Option Plan be granted stock options or separately exercisable stock appreciation rights for more than 550,000 shares in the aggregate over the term of the Option Plan. However, stock options and stock appreciation rights granted prior to January 1, 1994 will not be taken into account for purposes of this limitation.

     Should an option be terminated or canceled for any reason prior to exercise or surrender in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised or surrendered will be available for subsequent grant. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise price paid per share, pursuant to the Company's repurchase rights under the Plan will be added back to the share reserve and will accordingly be available for reissuance. However, shares subject to any stock option surrendered or cancelled in connection with the stock appreciation right provisions of the Plan will not be available for subsequent issuance.

ELIGIBILITY

     The persons eligible to participate in the Plan are limited to (i) employees (including officers), (ii) the non-employee Board members and (iii) independent consultants in the service of the Company or its parent or subsidiary corporations (whether now existing or subsequently established). Non-employee Board members are also eligible to receive automatic option grants under the 1991 Directors Stock Option Plan. As of March 14, 1997, approximately 180 employees (including 9 officers of the Company and 7 non-employee Board members) were eligible to participate in the Plan.

     Stockholder approval of this Proposal will also constitute approval of the 5,000-share and 10,000-share option grants made under the Discretionary Option Grant Program to Mr. Roger Salquist, the Chairman of the Board, on November 5, 1996 and December 6, 1996, respectively. The November grant has an exercise price of $12.75 per share, and the December grant has an exercise price of $11.875 per share. Neither option grant will become exercisable for any of the option shares unless the provision to allow non-employee Board members to participate in the Discretionary Option Grant Program is approved by the stockholders as part of this Proposal. If such approval is obtained, then each option will become exercisable in a series of 4 successive equal annual installments upon Mr. Salquist's completion of each year of Board service over the 4-year period measured from the grant date.

DISCRETIONARY OPTION GRANT PROGRAM

     PRICE AND EXERCISABILITY. The exercise price per share may not be less than 85% of the fair market value per share of Common Stock on the grant date, and no option may be outstanding for more than a 10-year term. If the granted option is intended to be an incentive stock option under the Federal tax laws, the exercise price must not be less than 100% of the fair market value per share of the Common Stock on the grant date.

     The exercise price is payable in cash or in shares of Common Stock. Optionees are also permitted to exercise the option through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with a portion of the sale proceeds utilized to satisfy the exercise price payable for the purchased shares. The Plan Administrator may also assist any optionee (including an officer) in the exercise of the option by (i) authorizing a loan from the Company or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such deferred payment arrangement will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value of those shares), plus any federal and state income or employment taxes incurred in connection with the purchase. The Plan Administrator may determine that one or more loans may be forgiven in whole or in part over the individual's period of service with the Company.

     The vesting schedule for each granted option will be determined by the Plan Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) exercisable in installments for vested shares over the optionee's period of service.

     Options are generally not assignable or transferable other than by will or the laws of inheritance, and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

     STOCK APPRECIATION RIGHTS. The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right will be automatically cancelled upon the successful completion of a hostile take-over of the Company. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the take-over price per share of outstanding Common Stock over (b) the exercise price payable per share.

     OPTION REGRANTS. The Plan Administrator has the authority to effect, at any time and from time to time, the cancellation of any or all options outstanding under the Plan and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than 85% of the fair market value per share of the Common Stock on the new grant date.

     TERMINATION OF SERVICE. Any option or stock appreciation right held by the optionee at the time of cessation of service will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the grant. Under no circumstances, however, may any option or stock appreciation right be exercised after the specified expiration date of the option term. Each such option or right will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock for which the option or right is exercisable at the time of the optionee's cessation of service. The optionee will be deemed to continue in service for so long as such individual performs services for the Company (or any parent or subsidiary corporation), whether as an employee, a non-employee member of the Board or an independent consultant or advisor.

     The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options or stock appreciation rights may be exercised and/or to

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

accelerate the exercisability or vesting of such options or rights in whole or in part. Such discretion may be exercised at any time while the options or rights remain outstanding, whether before or after the optionee's actual cessation of service.

     REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the cancelled rights.

     ACCELERATION OF OPTIONS. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

     - a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

     - the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

     - a reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

each outstanding option will automatically accelerate so that each option will, immediately prior to the specified effective date for a Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at that time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option will not so accelerate if and to the extent: (i) the option is to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     The Company's outstanding repurchase rights under the Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon a Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     The Plan Administrator will have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event of a Change in Control (as described below) so that each such option will, immediately prior to such Change in Control, become exercisable for all the shares of Common Stock at that time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. The Plan Administrator will also have complete discretion in establishing the specific terms and conditions upon which one or more of the Company's outstanding repurchase rights under the Plan are to terminate in connection with a Change in Control.

     For all purposes under the Plan, a "Change in Control" will be deemed to occur if:

     - any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 25% of the total combined voting power of the

       Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

     - the composition of the Board changes over a period of 24 consecutive months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, all outstanding options will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing the option.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each non-employee Board member will automatically be granted, upon his or her initial election or appointment to the Board, a stock option to purchase 10,000 shares of Common Stock. In addition, on the date of each Annual Stockholders' Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a stock option to purchase 5,000 shares of Common Stock, provided such individual has served on the Board for at least six months. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with those provisions.

     The option exercise price per share for each automatic grant will be equal to the fair market value per share of Common Stock on the grant date and will be payable in cash or shares of Common Stock. The options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares.

     Each option will have a maximum term of 10 years measured from the grant date and will become exercisable in a series of four successive equal annual installments over the optionee's period of Board service, with the first such installment to become exercisable upon optionee's completion of one year of Board service measured from the grant date. However, the option will immediately become exercisable for all the option shares upon the optionee's death or permanent disability while serving as a Board member or upon the occurrence of a Corporate Transaction or Change in Control. Each automatic option grant will automatically be cancelled upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over
(b) the exercise price payable for such share. Stockholder approval of this Proposal will constitute pre-approval of each option granted with such an automatic cancellation provision right on or after the date of the Annual Meeting and the subsequent cancellation of that option in accordance with such provision. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option cancellation and cash distribution.

     All automatic option grants held by the non-employee Board member at the time of his or her cessation of Board service will remain exercisable for a period of six months for any or all shares for which those options are exercisable at the time of such cessation of Board service. However, should the optionee die while holding one or more options, then those options will remain exercisable for a 12-month period following the date of the optionee's death and may be exercised, for any or all shares for which those options are exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the persons to whom the options are transferred by the optionee's will or by the laws of inheritance. In no event may any such option be exercised after the expiration date of the 10-year option term.

GENERAL PLAN PROVISIONS

     VALUATION. For purposes of establishing the option exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of March 14, 1997, the fair market value per share of the Common Stock was $10.00 per share, as reported on the Nasdaq National Market.

     CHANGES IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and separately exercisable stock appreciation rights in the aggregate under the Plan, (iii) the number and/or class of securities for which automatic option grants are subsequently to be made to each newly-elected or continuing non-employee Board member and (iv) the number and/or class of securities and the price per share in effect under each outstanding option and stock appreciation right in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Plan on both an aggregate and per participant basis.

     Option grants under the Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     TAX WITHHOLDING. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate, provide one or more option holders under the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of their options, a portion of those shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the federal, state and local income tax liability and federal employment tax liability incurred by such option holder in connection with the exercise of the option. Any election so made will be subject to the approval of the Plan Administrator, and no shares will actually be withheld in satisfaction of such taxes except to the extent approved by the Plan Administrator. One or more option holders may also be granted the alternative right, subject to the approval of the Plan Administrator, to deliver previously-issued shares of Common Stock in satisfaction of such tax liability.

     EXCESS GRANTS. The Plan permits the grant of options to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Plan.

     AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or modify the Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the Plan at any time, but in all events the Plan will terminate upon the earlier of December 31, 2002 or the date all shares available for issuance under the Plan are issued as vested shares or canceled pursuant to the exercise or surrender of options granted under the Plan. Any options outstanding at the time of the termination of the Plan will remain in force in accordance with the provisions of the instruments evidencing those grants.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Plan between January 1, 1996 and March 14, 1997, together with the weighted average exercise price payable per share.

                                                           NUMBER OF       WEIGHTED AVERAGE
                       NAME AND POSITION                 OPTION SHARES      EXERCISE PRICE
        -----------------------------------------------  -------------     ----------------
        Reinhard J. Warnking...........................      75,000            $ 11.875
          Chief Executive Officer and President
        Hans de Weerd..................................      25,000              11.875
          Senior Vice President, European Operations
        Michael J. Eberle..............................      25,000              11.875
          Senior Vice President, Chief Technical
             Officer
        Donald V. Fraley...............................      30,000              11.875
          Vice President, Sales and Marketing
        Donald D. Huffman..............................      30,000              11.875
          Chief Financial Officer and Vice President,
             Finance and Administration
        All current executive officers as a group (9
          persons).....................................     295,000              11.875
        All current directors (other than executive
          officers) as a group (7 persons).............      75,000               13.72
        All employees, including current officers who
          are not executive officers, as a group (164
          persons).....................................     298,685               13.51

     As of March 14, 1997, approximately 770,770 shares of Common Stock had been issued under the Plan, 2,329,772 shares of Common Stock were subject to outstanding options, and 999,458 shares of Common Stock were available for future option grants, inclusive of the 650,000 share increase which stockholders are being asked to approve as part of this Proposal.

NEW PLAN BENEFITS

     As of March 14, 1997, no options have been granted on the basis of the 650,000 share increase for which stockholder approval is sought under this Proposal. However, as indicated above, the option grants for 5,000 and 10,000 shares made to Mr. Salquist on November 5, 1996 and December 6, 1996 are contingent upon stockholder approval of the amendment to the Plan allowing the non-employee Board members to receive grants under the Discretionary Option Grant Program.

     Each individual who is re-elected as a non-employee Board member at the 1997 Annual Meeting will receive at that time an option grant under the Automatic Option Grant Program for 5,000 shares of Common Stock with an exercise price equal to the fair market value of the shares on that date, provided such individual has served on the Board for at least six months.

FEDERAL TAX CONSEQUENCES

     Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below.

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the purchased shares and the exercise price is generally included as alternative minimum taxable income for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (a) the fair market value of those shares on the exercise date over (b) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

     - If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (B) the exercise price paid for the shares.

     - The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

     Option grants made to employees and Board members with an exercise price less than the fair market value of the shares on the grant date will result in compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such charge will be expensed by the Company over the period benefitted (usually the vesting period of the option). Option grants with an exercise price not less than the fair market value of the shares on the grant date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma disclosures in the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants made to individuals who are not employees of the Company or Board members will result in compensation expense to the Company's earnings equal to the fair value of the granted options determined as of the grant date. Such charge is also expensed over the period benefitted (usually the vesting period for options).

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the Plan as described in this Proposal One. If such stockholder approval is not obtained, then any options granted on the basis of the 650,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further option grants will be made on the basis of such share increase. The provision allowing non-employee Board members to participate in the Discretionary Option Grant Program will not be implemented, and the November 5, 1996 and December 6, 1996 option grants to Mr. Salquist for 5,000 and 10,000 shares, respectively, will terminate without ever becoming exercisable for those shares. In addition, any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance, and the extension of the term of the Plan from October 19, 1998 to December 31, 2002 will not be implemented. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued.

     The Board believes that the amendments to the Plan are essential to the Company's efforts in attracting and retaining the services of highly qualified individuals who can contribute significantly to the Company's financial success. Accordingly, the Board recommends that the stockholders vote IN FAVOR OF the approval of the amendments to the Plan.

                                 PROPOSAL NO. 2

                             ELECTION OF DIRECTORS

     Six (6) directors will be elected at the Annual Meeting by the holders of EndoSonics Common Stock to serve until the next Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board of Directors will vote all proxies received by them FOR the nominees listed below unless otherwise instructed in writing on such proxy. The six (6) candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of EndoSonics. Stockholders of EndoSonics are not entitled to cumulative voting rights. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the annual current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

INFORMATION WITH RESPECT TO NOMINEES

     Set forth below, as of March 14, 1997, for each nominee for director of EndoSonics is information regarding his age, position(s) with EndoSonics, the period he has served as a director, any family relationship with any other director or executive officer of EndoSonics, and the directorships currently held by him in corporations whose shares are publicly registered.

          NOMINEE, AGE AND
       FIRST YEAR AS DIRECTOR                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------------------    ----------------------------------------------------
Thomas J. Cable, 57, 1984............    Mr. Cable founded and has been a general partner of
                                         Cable & Howse Ventures, a venture capital firm since
                                         1976. Mr. Cable is a partner of CH Partners III and
                                         various other venture capital partnerships. Mr.
                                         Cable is also a director of Discher Imaging
                                         Corporation, Mycogen Corporation and Ostex
                                         International.
William G. Davis, 65, 1990...........    Mr. Davis is an independent business consultant.
                                         From 1957 to 1984, Mr. Davis was associated with Eli
                                         Lilly and Company, a diversified health care
                                         company, where he served as Executive Vice
                                         President, Eli Lilly International Corporation, from
                                         1972 to 1975, Executive Vice President,
                                         Pharmaceutical Division, from 1975 to 1982, and
                                         President, Medical Instrument Systems Division, from
                                         1982 until his retirement in 1984. Mr. Davis is also
                                         a director of ALZA Corporation, CardioVascular
                                         Dynamics, Inc., Collagen Corporation and Target
                                         Therapeutics, Inc.
Michael R. Henson, 51, 1988..........    Mr. Henson joined EndoSonics in 1988 as President,
                                         Chief Executive Officer and a director. Mr. Henson
                                         resigned as Chief Executive Officer of the Company
                                         on February 1, 1995. He served as Chairman of the
                                         Board of Directors from March 1, 1993 through
                                         November 5, 1996. Since February 1995, Mr. Henson
                                         has been President, Chief Executive Officer and
                                         Chairman of the Board of Directors of CardioVascular
                                         Dynamics, Inc. Between April 1983 and February 1988,
                                         Mr. Henson served as President and Chief Executive
                                         Officer of Trimedyne, Inc., a manufacturer of
                                         medical lasers and catheters. Prior to joining
                                         Trimedyne in 1983, Mr. Henson held positions as Vice
                                         President for G.D. Searle & Company, Director of
                                         Marketing for the Hospital Products Division of
                                         Abbott Laboratories and Marketing Manager for
                                         Bristol Myers and Company.
Edward M. Leonard, 55, 1992..........    Mr. Leonard has been a partner in the law firm of
                                         Brobeck, Phleger & Harrison, EndoSonics' general
                                         counsel, since 1977. Mr. Leonard is also a director
                                         of CardioVascular Dynamics, Inc.

          NOMINEE, AGE AND
       FIRST YEAR AS DIRECTOR                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------------------    ----------------------------------------------------
Roger Salquist, 55, 1996.............    Mr. Salquist was appointed Chairman of the Board in
                                         November of 1996. Since March 1997, Mr. Salquist has
                                         been a partner in THE CRAVES GROUP, a life sciences
                                         merchant banking firm. Mr. Salquist is a Director
                                         and consultant to Calgene, Inc, a Davis, California
                                         based agribusiness biotechnology company, where he
                                         was Chairman and Chief Executive Officer from 1984
                                         through August 1996. He serves on the Board of
                                         Directors of Collagen Corporation. He served on the
                                         Board of Celtrix Pharmaceuticals Inc. from 1990
                                         through 1996 and as Chairman from 1993 through 1995.
                                         Mr. Salquist also serves on the Advisory Council of
                                         the Stanford University Graduate School of Business
                                         and is a member of the Board of Trustees of the
                                         University of San Francisco. He is a Trustee of the
                                         Fidelity Investments' Charitable Gift Fund.
Reinhard J. Warnking, 48, 1993.......    Mr. Warnking joined EndoSonics in 1993 as a
                                         director, President and Chief Operating Officer. Mr.
                                         Warnking was appointed Chief Executive Officer on
                                         February 1, 1995. Mr. Warnking was the President and
                                         Chief Executive Officer of Acoustic Imaging
                                         Technology Corporation, a manufacturer of ultrasound
                                         and transducer systems from August 1991 to March
                                         1993. From February 1989 to September 1990, he
                                         founded and operated Warnking Medizintechnik GmbH,
                                         which was acquired by Dornier Medizintechnik GmbH in
                                         September 1990. After the acquisition, Mr. Warnking
                                         organized the ultrasound division of Dornier
                                         Medizintechnik. From August 1985 to February 1989,
                                         he held positions as Technical Director, General
                                         Manager and Vice President International for Squibb
                                         Medical Systems.

     Paul R. Norris, 55, a director of the Company since 1993 and a member of the Audit Committee, and David H. Rammler, Ph.D., 67, a director of the Company since 1984 and a member of the Compensation Committee, have decided not to stand for re-election at the Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met ten (10) times during the year ended December 1996. Each nominee for Director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which such Director served.

     EndoSonics has a standing Audit Committee. For the 1996 fiscal year, this Committee was composed of Messrs. Thomas J. Cable and Paul R. Norris. The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accounts and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Audit Committee did not meet during the year ended December 31, 1996.

     EndoSonics has a standing Compensation Committee which met two (2) times during the year ended December 31, 1996. For the 1996 fiscal year, this Committee consisted of Mr. William G. Davis, Dr. David H. Rammler and Mr. Roger Salquist. The Committee administers the Restated 1988 Option Plan and reviews and acts on matters relating to compensation levels and benefit plans for key executives of EndoSonics. The Compensation Committee has the exclusive power and authority to make stock option grants under the Restated 1988 Option Plan to the Company's officers.

REMUNERATION

     Directors do not receive any fees for service on the Board of Directors, except for Mr. Davis, Mr. Norris and Dr. Rammler who received a fee of $1,500 per quarter and reimbursement for certain travel expenses and other out-of-pocket costs in connection with their Board service during the 1996 fiscal year. Additionally, Mr. Salquist received a fee of $5,000 during the 1996 fiscal year in connection with his Board service during such year.

     Each non-employee Board member will receive an automatic option grant for 10,000 shares of Common Stock under the Company's 1988 Stock Option Plan (the "Plan") on the date of his or her initial election or appointment to the Board. In addition, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant for an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. Each automatic option grant will become exercisable for one-fourth of the shares upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. However, the option will become immediately exercisable for all of the option shares if the optionee dies or becomes disabled during his or her period of Board service or if the Company is acquired by merger or asset sale or if there should occur a hostile take-over of the Company through a successful tender offer for more than 25% of the Company's outstanding Common Stock or a change in the majority of the Board effected through one or more contested elections for Board membership. Each automatic option grant will have a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each automatic option grant will be canceled, and the nonemployee Board member will be entitled to a cash distribution from the Company based upon the tender-offer price.

     At the 1996 Annual Stockholders Meeting held on May 24, 1996, Messrs. Cable, Davis, Leonard and Norris and Dr. Rammler each received an automatic stock option grant under the Automatic Option Grant Program of the Plan for 5,000 shares of Common Stock in connection with their re-election as non-employee Board members. Each of those options has an exercise price of $16.00 per share, the fair market value per share of Common Stock on the grant date.

     Mr. Salquist received an automatic option grant for 10,000 shares upon his appointment to the Board on November 5, 1996 with an exercise price of $12.75. Mr. Salquist also received three additional option grants in connection with his commencement of Board service. The first two of those additional grants were made on November 5, 1996 at the time he joined the Board. One grant is for 5,000 shares and was made pursuant to the Discretionary Option Grant Program in effect under the Plan, and the second grant is for 25,000 shares and was made to Mr. Salquist as a special incentive for him to join the Board. Both grants have an exercise price of $12.75 per share. The final grant to Mr. Salquist covers 10,000 shares and was made to him under the Discretionary Option Grant Program on December 6, 1996. The remaining terms and provisions of each of these additional option grants are basically the same as those in effect for his 10,000-share option grant under the Automatic Option Grant Program.

     On March 5, 1993, Mr. Norris entered into a consulting arrangement with the Company whereby the Company may retain his services as an outside technical consultant for approximately one to two days per month at $1,000 per day. During 1996, the Company paid Mr. Norris no consulting fees under this arrangement.

     Mr. Leonard, a member of the Company's Board of Directors, is a partner at Brobeck, Phleger & Harrison LLP, which serves as General Counsel to the Company.

     All directors hold office until the next Annual Meeting of Stockholders or until their successors have been elected. Officers are appointed to serve, at the discretion of the Board of Directors, until their successors are appointed. There are no family relationships among executive officers or directors of EndoSonics. There are no arrangements or understandings involving any director or any nominee regarding such person's status as a director or nominee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 3

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP served as independent auditors for EndoSonics' for the fiscal year ended December 31, 1996. The Board of Directors, on the recommendation of EndoSonics' management, has selected that firm to continue in this capacity for the current fiscal year. EndoSonics is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors to audit the consolidated financial statements of EndoSonics for the fiscal year ending December 31, 1997 and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. EndoSonics has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any material relationship with EndoSonics nor any affiliate of EndoSonics.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Ernst & Young LLP, the Board of Directors will reconsider such selection. Under all circumstances, the Board retains the corporate authority to change the auditors at a later date.

                                    GENERAL

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to EndoSonics regarding the ownership of EndoSonics' Common Stock as of March 14, 1997 by (i) each stockholder known to EndoSonics to be a beneficial owner of more than five percent (5%) of EndoSonics' Common Stock, (ii) each director and nominee for director, (iii) the Named Officers (as such term is defined under the caption "Executive Compensation and Related Information -- Summary of Cash and Certain Other Compensation") and (iv) all current directors and executive officers of EndoSonics as a group.

                                                                        BENEFICIAL OWNERSHIP(#)
                                                                       -------------------------
                                                                                     APPROXIMATE
                                                                       NUMBER OF     PERCENT OF
                         NAME AND ADDRESS                               SHARES          CLASS
-------------------------------------------------------------------    ---------     -----------
Chancellor LGT Asset Management, Inc.(1)...........................    1,568,200        11.59%
  1166 Avenue of the Americas
  New York, New York 10036
Warburg, Pincus Counsellors, Inc.(2)...............................    1,055,580         7.80%
  466 Lexington Avenue
  New York, New York 10017
Wells Fargo Bank, N.A.(3)..........................................    1,034,900         7.65%
  464 California Street
  San Francisco, California 94163
Scudder, Stevens & Clark, Inc.(4)..................................      963,500         7.12%
  345 Park Avenue
  New York, New York 10154
Dresdner Bank AG(5)................................................      895,000         6.61%
  Jurgen-Ponto-Platz 1
  60301 Frankfurt, Germany
RCM Capital Management, L.L.C.(6)..................................      895,000         6.61%
  Four Embarcadero Center, Suite 2900
  San Francisco, California 94111
HLM Management Co. Inc.(7).........................................      767,000         5.67%
  222 Berkeley Street
  Boston, Massachusetts 02116
Thomas J. Cable(8).................................................      436,288         3.22%
William G. Davis(9)................................................       25,750        *
Michael R. Henson(10)..............................................       56,626        *
Edward M. Leonard(11)..............................................       49,625        *
Paul R. Norris(12).................................................       13,500        *
David H. Rammler, Ph.D.(13)........................................      155,500         1.15%
Roger Salquist(14).................................................           --        *
Reinhard J. Warnking(15)...........................................      128,499        *
Hans de Weerd(16)..................................................      125,438        *
Michael J. Eberle(17)..............................................       75,247        *
Donald Fraley(18)..................................................       41,665        *
Donald Huffman(19).................................................       43,227        *
All directors and executive officers as a group (16 persons)(20)...    1,322,990         9.29%

---------------
     *     Less than 1%

     (#) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants which are currently exercisable or convertible or which will become exercisable or convertible within sixty (60) days after March 14, 1997 are deemed outstanding for computing the beneficial ownership of the person holding such option but are not deemed outstanding for computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

     (1) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on March 10, 1997, Chancellor LGT Asset Management, Inc. reported that as of December 31, 1996 it had sole voting power and investment power over 1,568,200 shares.

     (2) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on January 31, 1997, Warburg, Pincus Counsellors, Inc. reported that as of December 31, 1996 it had shared investment power over 1,055,580 shares, sole voting power over 230,200 of such shares and shared voting power over 464,717 of such shares.

     (3) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 19, 1997, Wells Fargo Bank, N.A. reported that as of December 31, 1996 it had shared investment power over 1,002,400 shares, sole voting power over 1,027,900 of such shares and shared voting power over 7,000 of such shares.

     (4) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 10, 1997, Scudder, Stevens & Clark, Inc. reported that as of December 31, 1996 it had sole investment power over 963,500 shares, sole voting power over 237,200 of such shares and shared voting power over 514,000 of such shares.

     (5) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 1997, Dresdner Bank AG reported that as of December 31, 1996 it had sole voting power and investment power over 895,000 shares.

     (6) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 6, 1997, RCM Capital Management, L.L.C. reported that as of December 31, 1996 it had sole investment power over 895,000 shares and sole voting power over 757,000 of such shares.

     (7) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 10, 1997, HLM Management Co. Inc. reported that as of December 31, 1996 it had sole voting power and investment power over 767,000 shares.

     (8) Includes 395,287 shares held by CH Partners III L.P. of which Mr. Cable is a general partner. Mr. Cable disclaims beneficial ownership of these shares other than to the extent of his individual partnership interest. Also includes 17,500 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (9) Includes 23,750 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (10) Includes 46,626 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (11) Includes 25,000 shares held in a retirement savings plan pursuant to which Mr. Leonard exercises voting and investment power, 5,000 shares held by Mr. Leonard's wife (as to which he disclaims beneficial ownership) and 17,500 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (12) Includes 12,500 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997. Mr. Norris has chosen not to stand for re-election to the Company's Board of Directors.

     (13) Includes 39,826 shares held by the David Rammler Defined Benefit Pension Plan, David Rammler, TTEE, and 17,500 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997. Dr. Rammler has chosen not to stand for re-election to the Company's Board of Directors.

     (14) Mr. Salquist was appointed Chairman of the Company's Board of Directors on November 5, 1996, at which time he was granted options to purchase an aggregate of 40,000 shares of the Company's Common Stock. On December 6, 1996, he was granted an additional option to purchase 10,000 shares of the Company's Common Stock. No options are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (15) Includes 128,499 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (16) Includes 105,000 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (17) Includes 63,997 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (18) Includes 41,665 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (19) Includes 43,227 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

     (20) Includes 700,639 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 14, 1997.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     It is the responsibility of the Compensation Committee of the EndoSonics Board of Directors to make recommendations to the Board with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the EndoSonics Restated 1988 Stock Option Plan with respect to the grants made thereunder to such officers and other key employees. Mr. Davis and Dr. Rammler were members of the Compensation Committee throughout the entire fiscal year and Mr. Salquist was appointed to the Compensation Committee on November 5, 1996. The following is a summary of the policies of the Compensation Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     General Compensation Policy. Under the supervision of the Compensation Committee, EndoSonics has developed a compensation policy which is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the financial success of EndoSonics. One of the Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of EndoSonics as measured by his personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual performance and expertise and is designed to be competitive with salary levels in the industry, (ii) variable performance awards payable in cash and tied to the Company's achievement of certain financial goals; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the EndoSonics stockholders.

     Factors. The principal factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. However, the Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

     - Base Salary. The base salary levels for the executive officers were established for the 1996 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Committee, however, did not rely upon any specific compensation surveys for comparative data. Instead, the Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

     - Annual Incentive Compensation. EndoSonics has adopted an Employee Bonus Plan pursuant to which the Board of Directors has discretionary authority to award cash bonuses to executive officers and employees in accordance with recommendations made by the Committee based upon the extent to which certain financial and performance targets established semi-annually by the Committee are met and the contribution of each such officer and employee to the attainment of those targets. For fiscal year 1996, the performance targets for each of the Named Officers included gross sales, cash flow, engineering product goals and regulatory submission goals. The weight given to each factor varied from individual to individual.

     - Long-Term Incentive Compensation. EndoSonics has also adopted the Restated 1988 Stock Option Plan. Each grant under the Plan is designed to align the interests of the executive officer with those of the stockholders and provide such individual with a significant incentive to manage EndoSonics from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in EndoSonics. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of EndoSonics Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ and the market price of the Company's Common Stock appreciates over the option term.

     - CEO Compensation. In setting the base salary for Mr. Reinhard J. Warnking, the Company's Chief Executive Officer, for the 1996 fiscal year, the Committee sought to provide him with a level of salary which is at the median of the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Committee's part to have this particular component of Mr. Warnking's compensation affected to any significant degree by Company performance.

     Mr. Warnking's incentive cash compensation for the 1996 fiscal year was based on an overall assessment of his achievement in implementing certain internal practices to strengthen the management team and further the Company's business development.

     The long-term incentive component of Mr. Warnking's compensation for the 1996 fiscal year consisted of a stock option grant on December 6, 1996 to purchase 75,000 shares. The grant was designed to provide a special incentive to Mr. Warnking to contribute to the Company's financial success.

     - Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held corporations for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the nonperformance based compensation to be paid to the Company's executive officers for fiscal year 1997 will exceed that limit. The Company's 1988 Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

                                          COMPENSATION COMMITTEE

                                          William G. Davis
                                          David H. Rammler, Ph.D.
                                          Roger Salquist

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors for the 1996 fiscal year were William G. Davis and David H. Rammler, who served on such Committee for the entire fiscal year, and Roger Salquist, who was appointed to the Committee on November 5, 1996. No member of the Compensation Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of EndoSonics.

     No executive officer of EndoSonics served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

     The graph depicted below shown EndoSonics' stock price as an index assuming $100 invested on March 4, 1992 (the date of EndoSonics' initial public offering), along with the composite prices of companies listed on the CRSP Total Return Index for National Association of Securities Dealers Automated Quotation ("Nasdaq") Stock Market and the Hambrecht & Quist Incorporated Total Return Index for Healthcare Technology Companies (excluding Biotechnology). This information has been provided to EndoSonics by Hambrecht & Quist Incorporated.

                  PERFORMANCE GRAPH FOR ENDOSONICS CORPORATION

                 INDEXED COMPARISON OF CUMULATIVE TOTAL RETURN
              CRSP TOTAL RETURN INDEX FOR NASDAQ STOCK MARKET AND
THE HAMBRECHT & QUIST INCORPORATED TOTAL RETURN INDEX FOR HEALTHCARE TECHNOLOGY
                                   COMPANIES
                           (EXCLUDING BIOTECHNOLOGY)

        MEASUREMENT PERIOD                                 NASDAQ STOCK       H&Q HEALTHCARE
      (FISCAL YEAR COVERED)             ENDOSONICS         MARKET - U.S.       EXCL. BIOTECH
3/4/92                                      100                 100                 100
JUN-92                                    48.99               89.23               85.94
SEP-92                                       55               92.89               80.51
DEC-92                                    91.67              108.07               92.16
MAR-93                                    60.83               110.1               68.65
JUN-93                                       45              112.21               61.97
SEP-93                                       40              121.67               59.04
DEC-93                                       40              124.06                  66
MAR-94                                       50              118.84               60.91
JUN-94                                    36.67              113.28               58.98
SEP-94                                    46.67              122.66               70.48
DEC-94                                    45.83              121.26               70.19
MAR-95                                    53.33               132.2               81.92
JUN-95                                    74.17              151.21               84.15
SEP-95                                    88.33              169.42              105.27
DEC-95                                   100.83              171.49              115.77
MAR-96                                   119.17               179.5              124.92
JUN-96                                   119.17              194.15              117.41
SEP-96                                    93.35              201.07              128.84
DEC-96                                   101.67              210.95              129.64

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer, Mr. Warnking, who has served in such capacity since February 1, 1995, and the four other executive officers whose salary and bonus for the 1996 fiscal year was in excess of $100,000, for services rendered in all capacities to the Company for each of the last three fiscal years. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year. All the individuals named in the table will hereinafter be referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                           ANNUAL COMPENSATION              NUMBER OF
                                  --------------------------------------    SECURITIES
                                          SALARY    BONUS   OTHER ANNUAL    UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR     ($)     ($)(1)   COMPENSATION    OPTIONS(#)    COMPENSATION(2)
--------------------------------  -----  --------  -------  ------------   ------------   ---------------
Reinhard Warnking...............   1996   200,905   70,317     22,267          75,000
  President and Chief Executive    1995   175,000   60,885                     60,000
  Officer(3)                       1994   165,000   32,885                     50,000
Hans de Weerd...................   1996   130,344   21,012                     25,000          23,478
  Senior Vice President,           1995   126,506   22,469                     25,000          22,845
  European Operations(4)           1994    48,072    5,000                     80,000           8,681
Michael J. Eberle...............   1996   141,867   22,699                     25,000
  Senior Vice President,           1995   137,800   27,212                     35,000
  Chief Technical Officer          1994   131,248   10,000                     10,000
Donald V. Fraley................   1996   126,058   46,472     13,100          30,000
  Vice President,                  1995   113,909   36,165     55,000         100,000
  Sales and Marketing (5)
Donald D. Huffman...............   1996   126,950   26,660                     30,000
  Vice President, Finance and      1995    56,704   11,341                    100,000
     Administration and Chief
     Financial Officer(6)

---------------
(1) Except as otherwise indicated, the amounts shown under the Bonus column are cash bonuses earned for the indicated fiscal years under the Employee Bonus Plan.

(2) The amounts shown represent the annual contributions made by the Company to fund future retirement benefits payable to Dr. de Weerd under the individual pension program in which he participates in the Netherlands.

(3) Mr. Warnking first became employed by the Company on April 19, 1993 and was elected Chief Executive Officer of the Company on February 1, 1995. Other Annual Compensation represents amounts reimbursed for real estate commissions and other expenses and losses incurred in his relocation.

(4) Dr. de Weerd first became employed by the Company in August 1994. Dr. de Weerd's annualized rates of base salary for the 1995 and 1996 fiscal years were 210,000 NLG and 226,800 NLG, respectively, converted at exchange rates of 1.66 NLG's and 1.74 NLG's, respectively.

(5) Mr. Fraley first became employed by the Company in February 1995 and was appointed Vice President of Sales and Marketing of the Company in March 1995. Other Annual Compensation represents amounts reimbursed for real estate commissions and other expenses and losses incurred in his relocation.

(6) Mr. Huffman became employed by the Company in July 1995.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1996 fiscal year under EndoSonics Restated 1988 Stock Option Plan to the Named Officers. Except for the limited stock appreciation rights described in Footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                              --------------------------------------------------    VALUE AT ASSUMED ANNUAL
                              NUMBER OF     % OF TOTAL                                   RATES OF STOCK
                              SECURITIES     OPTIONS      EXERCISE                     PRICE APPRECIATION
                              UNDERLYING    GRANTED TO     OR BASE                      FOR OPTION TERM
                               OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   --------------------------
            NAME              GRANTED(1)   FISCAL YEAR    ($/SH)(2)      DATE       5%($)(3)      10%($)(3)
----------------------------  ----------   ------------   ---------   ----------   -----------  -------------
Reinhard J. Warnking........    75,000         11.2%        11.875      12/05/06    560,109.28   1,419,426.88
Hans de Weerd...............    25,000          3.7%        11.875      12/05/06    186,703.09     473,142.29
Michael J. Eberle...........    25,000          3.7%        11.875      12/05/06    186,703.09     473,142.29
Donald V. Fraley............    30,000          4.5%        11.875      12/05/06    224,043.71     567,770.75
Donald D. Huffman...........    30,000          4.5%        11.875      12/05/06    224,043.71     567,770.75

---------------
(1) Each option was granted on December 6, 1996. The shares subject to each option will vest over the optionee's period of service as follows: 25% of the option shares upon completion of one year of service measured from the grant date and the balance in a series of 36 successive equal monthly installments upon completion of each of the next 36 months of service thereafter.

    The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile take-over of the Company, whether by tender offer for more than 25% of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

    Each option also includes a limited stock appreciation right pursuant to which the underlying option will automatically be canceled upon the successful completion of a hostile tender offer for more than 50% of the outstanding Common Stock and the optionee will become entitled to a cash distribution from the Company in an amount per cancelled option share (whether or not the option is otherwise at the time exercisable for all the option shares) equal to the tender-offer price paid per share of Common Stock less the option exercise price payable per share.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

(3) There is no assurance provided to any executive officer or any other holder of EndoSonics securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1996 fiscal year and unexercised options held by the Named Officers as of the end of such year. No stock appreciation rights were exercised by the Named Officers during such fiscal year, and except for the limited stock appreciation rights described in Footnote (1) to the Option Grant table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                   SHARES                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                  ACQUIRED   AGGREGATE     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                     ON        VALUE        OPTIONS AT FY-END(#)             AT FY-END($)(2)
                                  EXERCISE   REALIZED    ---------------------------   ---------------------------
              NAME                  (#)       ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------  --------   ---------   -----------   -------------   -----------   -------------
Reinhard J. Warnking............   57,851     433,303      125,583        131,566          864,339      889,911
Hans de Weerd...................        0           0       91,111         38,889          913,333      188,542
Michael J. Eberle...............   11,250     178,244       74,206         48,294          530,884      306,241
Donald V. Fraley................   12,500      84,312       39,582         77,918          224,475      493,650
Donald D. Huffman...............        0           0       43,227         86,773          167,074      414,976

---------------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2) Based upon the market price of $15.25 per share, which was the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 1996 fiscal year, less the option exercise price payable per share.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Named Officers other than Hans de Weerd have employment agreements with EndoSonics. The employment of each of those Named Officers may be terminated at any time at the discretion of the Board of Directors. However, Dr. de Weerd has an employment agreement with the Company terminable by either party upon 3 months advance notice. Under that agreement, Dr. de Weerd is entitled to base salary of at least $125,506 per year, cash bonus up to 15% of base salary, two years of salary continuation if Dr. de Weerd is terminated under certain circumstances, and a contribution of at least $22,845 per year to his pension plan in the Netherlands.

     The Compensation Committee of the Board of Directors has the authority as administrator of the Company's Restated 1988 Stock Option Plan to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers and any unvested shares actually held by those individuals under the 1988 Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender for more than 25% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

OFFICER LOAN

     On August 4, 1993, the Company extended a loan in the amount of $100,000 to Mr. Warnking, the Chief Executive Officer and President of the Company, for purposes of assisting Mr. Warnking in the purchase of a residence. The loan is secured by a deed of trust on such residence and will become due and payable on August 4, 1997. Interest on the loan accrues at the rate of 3.95% per annum, compounded annually and is payable annually. As of December 31, 1996, the outstanding balance on the loan was $109,055 including accrued interest.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of EndoSonics and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which EndoSonics received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, EndoSonics believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except that Mr. Henson filed one late report with respect to three
(3) open market purchases covering an aggregate of 10,000 shares.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in EndoSonics' Proxy Statement for next year's Annual Meeting of Stockholders is December 31, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

                                                          AUTOMATIC OPTION GRANT


                             ENDOSONICS CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT


                 AGREEMENT made this ________ day of ________________ 199___ by and between Endosonics Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and ___________________________________________ (the "Optionee").

                                  WITNESSETH:

RECITALS

                 A. The Company's Board of Directors (the "Board") has adopted the Company's Restated 1988 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of employees, consultants and non-employee Board members who contribute to the management, growth and financial success of the Company or its parent or subsidiary corporations.

                 B. The Optionee is a non-employee Board member who is entitled to receive an option to acquire shares of the Company's common stock (the "Common Stock") pursuant to the automatic option grant program implemented for non-employee Board members under the Plan. This Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic option grant made to such Optionee thereunder.

                 C. The granted option is intended to be a non-statutory stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

                 D. For purposes of this Agreement, the following definitions shall be in effect:

                 Board Member: The Optionee shall be deemed to be a Board Member for so long as such individual continues to serve as a member of the Company's Board of Directors.

                 Fair Market Value: The Fair Market Value per share of Common Stock on any date in question shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on Nasdaq National Market. If there is no reported closing selling price on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                      (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

TERMS

                 1. GRANT OF OPTION. Pursuant to the provisions of Article Three of the Plan, there is hereby automatically granted to the Optionee, on ________________________________, 199___ (the "Grant Date"), a
stock option to purchase up to [10,000 OR 5,000] shares of Common Stock (the "Option Shares") upon the terms and conditions set forth in this Agreement and in the Plan (including Article Three thereof). The Option Shares shall be purchasable in accordance with such terms and conditions at the purchase price of $_____________ per share (the "Option Price").

                 2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on ____________________, 200___ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 7A of this Agreement.

                 3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 7.C, may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person




                                       2.

or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment. However, should the Optionee die while holding this option, then the option, together with the related stock appreciation right, shall be transferred in accordance with the Optionee's will or the laws of descent and distribution.

                 4.       EXERCISABILITY.

                 A. Except as provided in Paragraph 4B below, this option shall become exercisable for the Option Shares in a series of installments as follows:

                      (i) The option shall become exercisable for twenty-five percent (25%) of the Option Shares upon the Optionee's completion of twelve (12) months of continuous service as a Board Member measured from the Grant Date.

                      (ii )       The option shall become exercisable for an
     additional twenty-five percent (25%) of the Option Shares upon the Optionee's completion of twenty-four (24) months of continuous service as a Board Member measured from the Grant Date.

                      (iii) The option shall become exercisable for an additional twenty-five percent (25%) of the Option Shares upon the Optionee's completion of thirty-six (36) months of continuous service as a Board Member measured from the Grant Date.

                      (iv )       The option shall become exercisable for the
     balance of the Option Shares upon the Optionee's completion of forty-eight
     (48) months of continuous service as a Board Member measured from the Grant Date.

                 B. Should the Optionee die or become permanently disabled (as defined in Section 22(e)(3) of the Internal Revenue Code) while serving as a Board Member, then the option shall accelerate in full and become exercisable for all of the Option Shares subject to the option at the time of such death or permanent disability.

                 C. Once this option becomes exercisable for one or more installments of the Option Shares, those installments shall accumulate, and this option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or Paragraph 7A of this Agreement.





                                       3.

                 D. This option shall not become exercisable for any additional Option Shares following the Optionee's cessation of service as a Board Member.

                 5. CESSATION OF BOARD MEMBERSHIP. Should the Optionee's service as a Board Member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date in accordance with the following provisions:

                      (i) Should the Optionee cease service as a Board Member for any reason (other than death) while holding this option, then the period for exercising this option shall be reduced to the six (6)-month period commencing with the date of such cessation of service. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) for which it is exercisable on the date the Optionee ceased service as a Board Member. Upon the expiration of such six (6)-month period, the option shall terminate and cease to be outstanding.

                      (ii) Should the Optionee die either while serving as a Board Member or during the six (6)-month period following the cessation of service as a Board Member, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of inheritance) shall have the right to exercise this option for any or all of the Option Shares for which this option is exercisable on the date the Optionee ceased service as a Board Member (less any Option Shares subsequently purchased by the Optionee prior to death). Such right shall lapse, and this option shall cease to be outstanding, upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                      (iii) In no event may this option be exercised at any time after the specified Expiration Date.

                      (iv )       Upon the Optionee's cessation of Board
     service for any reason other than death or Permanent Disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares for which such option is not otherwise at that time exercisable in accordance with the normal exercise provisions of Paragraph 4.A or the special acceleration provisions of Paragraph 7.

                 6. ADJUSTMENT IN OPTION SHARES. If any change is made to the Company's outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate





                                       4.

adjustments shall automatically be made to the class and/or number of securities subject to this option and the Option Price payable per share in order to reflect such transaction or change and thereby preclude the dilution or enlargement of benefits hereunder.

                 7.       CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE
                          TAKE-OVER.

                 A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

                        (i)       a merger or consolidation in which the
     Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                      (ii )       the sale, transfer or other disposition of
     all or substantially all of the assets of the Company, or

                      (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, this option (if outstanding at the time but not
otherwise fully exercisable) shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares. Upon the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or its parent company).

                 B. Should there occur any Change in Control of the Company, then this option (if outstanding at the time but not otherwise fully exercisable) shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares at any time prior to the Expiration Date or sooner termination of the option term under Paragraph 5 or Paragraph 7A of this Agreement. For purposes of this Agreement, a CHANGE IN CONTROL shall be deemed to occur in the event:

                        (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") of securities possessing





                                       5.

     more than twenty-five percent (25%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                      (ii )       there is a change in the composition of the
     Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 C. In the event of a Hostile Take-Over, this option (if outstanding at the time) shall automatically be cancelled upon the effective date of such Hostile Take-Over, and the Optionee shall, in exchange, receive a cash distribution from the Company. Such distribution shall be in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to this option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate Option Price payable for such shares. The cash distribution shall be made to the Optionee within five (5) days following the effective date of the Hostile Take-Over, and no consent of the Plan Administrator or the Board shall be required at the time of the actual cancellation and cash distribution. For purposes of this Paragraph 7C, the following definitional provisions shall be in effect:

                          A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

                          The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share of Common Stock on the date of the option cancellation or (b) the highest reported price per share paid in effecting the Hostile Take-Over.





                                       6.

                 D. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 E. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price, provided the aggregate Option Price shall remain the same.

                 8. PRIVILEGE OF STOCK OWNERSHIP. The Optionee shall not have any stockholder rights with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price for the purchased shares.

                 9.       MANNER OF EXERCISING OPTION.

                 A. In order to exercise this option for one or more Option Shares for which this option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                      (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of Option Shares for which the option is exercised.

                      (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                                  - full payment in cash or check made payable
         to the Company's order;

                                  - full payment in shares of Common Stock held
         by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                                  - full payment through a broker-dealer sale
         and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions (I) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out





                                       7.

         of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                    (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than the Optionee) have the right to exercise this option.

                 B. For purposes of this Agreement, the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above may be utilized in connection with the exercise of this option, payment of the Option Price for the purchased shares must accompany such notice.

                 C. As soon as practical after the exercise of this option in accordance with the provisions of this Agreement, the Company shall mail or deliver to or on behalf of the Optionee (or to the other person or persons exercising this option) a stock certificate representing the purchased shares.

                 D. In no event may this option be exercised for any fractional shares.

                 10. LEGALITY OF ISSUANCE. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance might, in the opinion of the Company and the Company's counsel, constitute a violation by the Company of any applicable law or regulation.

                 11. BINDING EFFECT. Subject to the limitations set forth in Paragraph 3 of this Agreement, this Agreement shall be binding upon, and shall inure to the benefit of, (i) the executors, administrators, heirs, legal representatives and assigns of the Optionee and (ii) the successors and assigns of the Company.

                 12. NO IMPAIRMENT OF RIGHTS. Nothing in this Agreement or in the Plan shall be deemed to impair or otherwise restrict the rights of the Company or the stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

                 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by residents of such State.





                                       8.

                 14. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                                  Endosonics Corporation
                                  2870 Kilgore Road
                                  Rancho Cordova, CA 95670

                 Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to the Optionee's last known address as shown on the Company's books.

                 Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received, unless properly mailed by registered mail, return receipt requested, in which event they shall be deemed received two (2) days after the date of mailing.

                 15. CONSTRUCTION. This Agreement and the option evidenced hereby are issued pursuant to the automatic grant program in effect for non-employee Board members under Article Three of the Plan and shall be subject to the express terms and provisions of the Plan applicable to such automatic grants. Such terms and provisions are hereby incorporated into this Agreement and made a part hereof as if expressly included in this Agreement.





                                       9.

                 IN WITNESS WHEREOF, Endosonics Corporation has caused this Agreement to be executed on its behalf by its duly-authorized officer and the Optionee has executed this Agreement, all on the day and year first above written.


                             ENDOSONICS CORPORATION

                                        By:
                                             -----------------------------------

                                        Title:
                                             -----------------------------------


                                                 -------------------------------
                                                 OPTIONEE

                                        Address
                                                  ---------------------------

                                                  ---------------------------




                                      10.

                                   EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION


                 I hereby notify Endosonics Corporation (the "Company") that I elect to purchase _________ shares of the Company's Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on ___________________________, 199___ to purchase up to [10,000 OR 5,000]
shares of such Common Stock at an option price of $____________ per share (the "Option Price").

                 Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the option price for the purchased shares.



---------------------------                   ----------------------------------
Date                                                    Optionee


                                  Address:
                                              ----------------------------------


                                              ----------------------------------

         Print name in exact manner
         it is to appear on the
         stock certificate:

                                              ----------------------------------


                                              ----------------------------------


         Address to which certificate
         is to be sent, if different
         from address above:

                                              ----------------------------------


                                              ----------------------------------


         Social Security Number:
                                              ----------------------------------

                             ENDOSONICS CORPORATION

                        RESTATED 1988 STOCK OPTION PLAN

                (As Amended and Restated through April 18, 1997)


                                  ARTICLE ONE
                               GENERAL PROVISIONS


       I.        PURPOSES OF THE PLAN

                 A. This Restated 1988 Stock Option Plan (the "Plan") is intended to promote the interests of Endosonics Corporation, a Delaware corporation (the "Company"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

                 B. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                          Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II.         STRUCTURE OF THE PLAN

                 A. Option Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Article Two and the Automatic Option Grant Program described in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Company's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of Common Stock in accordance with the provisions of Article Three.

                 B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. The Plan shall be administered in accordance with the following standards:

                               (i) The Board shall appoint a committee (the "Committee") of two (2) or more non-employee Board members to administer the Discretionary Option Grant Program with respect to all individuals who are subject to the short-swing profit restrictions of
         Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have the sole and exclusive authority to administer the Discretionary Option Grant Program with respect to all such individuals.

                              (ii) Administration of the Discretionary Option Grant Program with respect to all other key employees, consultants and independent advisors eligible to participate in the Plan shall be subject to separate and concurrent administration by both the Board and the Committee. Accordingly, either the Board or the Committee may from time to time make discretionary option grants to such individuals upon such terms and conditions as either deem appropriate, subject to the express terms of the Plan.

                 B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of Article Three.




                                       2.

                 D. The term "Plan Administrator" as used from time to time in this plan document shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to those individuals.

                 E. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the plan functions within the scope of its administrative authority and to make any and all determinations with respect to those functions which it may deem necessary or advisable. All decisions of the Plan Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties who have an interest in the Plan or any outstanding option granted pursuant to such authority.

     IV.         ELIGIBILITY FOR OPTION GRANTS

                 A. The persons eligible to participate in the Option Grant Program under Article Two of the Plan shall be limited to the following:

                               (i) officers and other key employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);

                              (ii)         those consultants or other
         independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations); and

                             (iii) non-employee members of the Board or the board of directors of any parent or subsidiary corporation of the Company.

                 B. Non-employee members of the Board shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

                 C. The Plan Administrator shall have full authority to make discretionary option grants under the Plan to the eligible individuals within the scope of its administrative functions under the Plan and to determine the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.





                                       3.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 4,100,000 shares.1/ The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section V.

                 B. In no event may the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 550,000 shares in the aggregate over the remaining term of the Plan. For purposes of this limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account. Such limitation shall be subject to periodic adjustment in accordance with the provisions of this Section V.

                 C. Should an outstanding option expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grant under the Plan. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise price paid per share, pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two or Section III of Article Three shall not be available for subsequent option grant under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.





__________________________________

     1/ Includes (i) the 1,250,000-share increase authorized by the Board on September 13, 1995 and approved by the stockholders at the 1996 Annual Stockholders Meeting and (ii) the 650,000-share increase authorized by the Board on April 18, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                                       4.

                 D. If any change is made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993, (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Plan and (iv) the number and/or class of securities to be made the subject of each subsequent automatic grant. Such adjustments to the outstanding options shall preclude the enlargement or dilution of rights and benefits under such options.





                                       5.

                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                 A.       Option Price.

                          1.      The option price per share shall be fixed by
the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date of the option grant.

                          2.      The option price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, be payable as follows:

                          -    in cash or check drawn to the Company's order; or

                          - in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below).

                          - through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions (I) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.





                                       6.

                          For purposes of this subparagraph 2, the Exercise
Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                          3.      The fair market value per share of Common
Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                          - If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                          - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                          - If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

                 B.       Term and Exercise of Options.

                          Each option granted under this Article Two shall be
exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.





                                       7.

                 C.       Termination of Service.

                          1.      Except to the extent otherwise provided
pursuant to Section VII of this Article Two, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

                          - Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                          - In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                          - Should the optionee die while in Service or during the three (3)-month period following his or her cessation of Service, then the period for which each of his or her outstanding options is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                          - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                          - During the applicable limited post-Service exercise period, no option may be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable.

                          2.      The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1





                                       8.

above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

3. For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

                          - The optionee shall be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                          - The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                 D.       Stockholder Rights.

                          An optionee shall have no stockholder rights with
respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                 E.       Repurchase Rights.

                 The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

                 1. The Plan Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the Company (or its assignees) shall have the right, exercisable upon the optionee's cessation of Service, to repurchase at the option price any or all of the unvested shares of Common Stock at the time held by the optionee. Any such repurchase right shall be exercisable by the Company (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Service) as the Plan Administrator may specify in the instrument evidencing such right.





                                       9.

                 2. The Plan Administrator may assign the Company's repurchase rights under subparagraph E.1 above to any person or entity selected by the Plan Administrator, including one or more stockholders of the Company.

                 3. All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent (i) the Company's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
(ii) such termination of repurchase rights and acceleration of vesting are precluded by other limitations imposed by the Plan Administrator at the time of the option grant.

                 F. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, Non-Statutory Options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Should the optionee die while holding one or more Non-Statutory Options, then those options shall be transferred in accordance with the optionee's will or the laws of descent and distribution.

     II.         INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as non- statutory options when issued under the Plan shall not be subject to such terms and conditions.

                 A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                 B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal





                                      10.

         tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                 C. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations ("10% Stockholder"), then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the grant date and the option term shall not exceed five (5) years, measured from the grant date.

                 Except as modified by the preceding provisions of this Section II, the provisions of the Plan shall apply to all Incentive Options granted hereunder.

     III.        CORPORATE TRANSACTIONS/CHANGES IN CONTROL

                 A.       In the event of any of the following
stockholder-approved transactions (a "Corporate Transaction"):

                               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                              (ii)         the sale, transfer or other
         disposition of all or substantially all of the assets of the Company, or

                             (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, the exercisability of each option outstanding under
this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of





                                      11.

the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of option comparability under clause
(i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

                 B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

                 D. The options outstanding under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the optionee's Service within a specified period following the Change in Control.

                 F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

                               (i)         any person or related group of
         persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total





                                      12.

         combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                              (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
         (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the fair market value of the Common Stock on the new grant date (or one hundred percent (100%) of such fair market value in the case of an Incentive Option or one hundred ten percent (110%) of such fair market value in the case of an Incentive Option granted to a 10% Stockholder).

       V.        STOCK APPRECIATION RIGHTS

                 A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.





                                      13.

                 B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                 C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                 D. Each officer of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with his or her outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over effected at any time after the Company's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

                 E. For purposes of Section V.D, the following definitions shall be in effect:

                                  A Hostile Take-Over shall be deemed to occur
         in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.





                                      14.

                                  The Take-Over Price per share shall be deemed
         to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A.3 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                 F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section V shall NOT be available for subsequent option grant under the Plan.

     VI.         LOANS OR INSTALLMENT PAYMENT

                 The Plan Administrator may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two by (a) authorizing the extension of a loan to such optionee from the Company or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans and installment payments may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares (less the par value) plus (ii) any Federal and State income and employment tax liability incurred by the optionee in connection with the exercise of the option.

     VII.        EXTENSION OF EXERCISE PERIOD

                 Each entity serving as Plan Administrator shall have full power and authority, within the scope of its administrative functions under the Plan, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section I.C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.





                                      15.

                                 ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM


       I.        ELIGIBILITY

                 A.       Eligible Optionees.       The individuals eligible to
receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the following:

                      (i) each individual who is serving as a non-employee member of the Board on March 4, 1992; and

                      (ii) each individual who is first appointed or elected as a non-employee Board member at any time after March 4, 1992.

     II.         TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                 A. Grant Dates. Option grants will be made under this Article Three on the dates specified below:

                      (i) Each individual who served as a non-employee Board member on March 4, 1992 was automatically granted on such date a non-statutory stock option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Three.

                      (ii) Each individual who was first appointed or elected as a non-employee Board member after March 4, 1992 but prior to March 29, 1995 was automatically granted on the date of such appointment or election a non-statutory stock option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Three.

                      (iii) Each individual who was serving as a non-employee Board member on March 29, 1995 was automatically granted on such date a non-statutory stock option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Three.

                      (iv) Each individual who is first appointed or elected as a non-employee Board member after March 29, 1995 shall automatically be granted on the date of such appointment or election a non-statutory stock option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Three.





                                      16.

                      (v) On the date of each Annual Stockholders Meeting after March 4, 1992, each individual who is re- elected as a non-employee member of the Board at such Annual Meeting (including individuals who were initially elected as non- employee Board members prior to March 4, 1992) shall receive an automatic option grant under the Plan for 5,000 shares of Common Stock, provided such individual has been a member of the Board for at least six (6) months.

                 The 5,000-share and 10,000-share limitation on the automatic option grants to be made to each non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph V.C of Article One.

                 B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

                 C. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                      (i) payment in cash or check made payable to the Company's order; or

                      (ii) payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below).

                      (iii) through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions (I) to the Company designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds, an amount equal to the aggregate option price payable for the purchased shares and (II) to the Company to deliver the certificates for the purchased shares directly to such broker-dealer.

                 For purposes of this subparagraph, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of paragraph I.A.3 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.

                 D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.





                                      17.

                 E.       Exercisability.

                          1.      Except as provided in subparagraph 2 below,
each automatic option shall become exercisable for the option shares in four
(4) equal annual installments commencing one year after the grant date. As the option becomes exercisable for one or more installments of the option shares, the installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. The option, however, shall not become exercisable for any additional option shares following the optionee's cessation of Board service, except to the extent the option is otherwise to become exercisable in accordance with the provisions of Section II.E.2 of this Article Three.

                          2.      Should the optionee die or become permanently
disabled (as defined in Section 22(e)(3) of the Internal Revenue Code) while serving as a Board member, then the option shall accelerate in full and become exercisable for all of the shares of Common Stock at the time subject to the option.

                 F. Limited Transferability. The option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Should the optionee die while holding one or more options under this Article Three, then those options shall be transferred in accordance with the optionee's will or the laws of descent and distribution.

                 G.       Effect of Termination of Board Membership.

                          1.      Should the optionee cease to be a Board
member for any reason (other than death) while holding an automatic option grant under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member. However, each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                          2.      Should the optionee die while serving as a
Board member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for





                                      18.

which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.
Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death. However, each such option shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                          3.      In no event shall any automatic grant under
this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for all shares for which such option was exercisable at the time of the optionee's cessation of Board service but for which that option was not subsequently exercised.

                 H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option and paid the exercise price.

                 I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Directors Automatic Option Grant Agreement attached as Exhibit A to the Plan.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of a Corporate Transaction (as such term is defined in Section III.A of Article Two), then the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 B. In connection with any Change in Control (as such term is defined in Section III.F of Article Two above), the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.





                                      19.

                 C. Upon the occurrence of a Hostile Take-Over (as such terms is defined in Section V.E of Article Two above), each outstanding automatic option grant under this Article Three shall automatically be cancelled in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (as such term is defined below) of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with the provisions of this Section III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                 D. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.

                 E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.





                                      20.

                                  ARTICLE FOUR
                                 MISCELLANEOUS


       I.        AMENDMENT OF THE PLAN

                 The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     II.         TAX WITHHOLDING

                 A. The Company's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                 B. Each entity serving as Plan Administrator may, within the scope of its administrative functions under the Plan and upon such terms and conditions as it may in its sole discretion deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of outstanding option grants under Article Two of the Plan with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, a portion of such shares with an aggregate fair market value equal to the designated percentage (any multiple of five percent (5%) specified by the optionee) of the Federal and State income and employment taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes.

     III.        EFFECTIVE DATE AND TERM OF PLAN

                 A. The Plan was initially adopted in final form by the Board on October 20, 1988 and approved by the Company's stockholders on April 5, 1989, pursuant to which an aggregate of 1,600,000 shares of Common Stock (400,000 after giving effect to the 1992 Reverse Stock Split) were authorized for issuance. The Board restated the Plan in March 1991 to increase the number of shares issuable over the term of the Plan by 1,000,000 shares (250,000 after giving effect to the 1992 Reverse Stock Split) and the restatement and increase were approved by the stockholders in March 1991. In January 1992, the Board restated the Plan to conform the Plan to the requirements of Rule 16b-3 and such 1992 restatement was effective on the first date on which the shares of the Company's Common





                                      21.

Stock were registered under Section 12(g) of the 1934 Act. The Board subsequently amended the Plan on May 7, 1992 to increase the number of shares issuable thereunder by 300,000 shares and on August 13, 1992 the stockholders approved a restatement of the Plan to (i) include the 300,000-share increase previously approved by the Board and (ii) to increase the frequency of automatic grants made to non-employee Board members. The Board approved such restatement on August 13, 1992. The Board again amended the Plan effective October 28, 1992 to provide for bifurcated administration of the Discretionary Option Grant Program.

                 On February 10, 1993, the Board adopted a new restatement of the Plan to (i) increase the number of shares issuable thereunder by 400,000 shares and (ii) provide for the acceleration of options under the Automatic Option Grant Program in the event of the non-employee Board member's death or permanent disability. The restatement was approved by the stockholders at the Annual Stockholders Meeting held on May 25, 1993.

                 On February 8, 1994, the Board adopted another restatement of the Plan to (i) increase the number of shares issuable thereunder by 450,000 shares and (ii) impose a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights after December 31, 1993. The restatement was approved by the stockholders at the 1994 Annual Stockholders Meeting.

                 On January 9, 1995, the Board adopted an amendment to the Plan to increase the number of shares issuable thereunder by 400,000 shares, and such increase was approved by the stockholders at the 1995 Annual Stockholders Meeting.

                 On March 29, 1995, the Board adopted an amendment to the Plan to (i) grant a 10,000 share option to each existing non-employee Board member under the Automatic Option Grant Program and (ii) increase the number of shares of Common Stock for which option grants are to be made under the Automatic Option Grant Program to each newly elected or appointed non-employee Board member to 10,000 shares. The amendment was approved by the stockholders at the 1995 Annual Stockholders Meeting.

                 On September 13, 1995, the Board adopted an amendment to the Plan to increase the number of shares issuable thereunder by an additional 1,250,000 shares. The amendment was approved by the stockholders at the 1996 Annual Stockholders Meeting.

                 On November 5, 1996, the Board adopted an amendment to the Plan which renders the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program in effect under Article Two of the Plan. This amendment shall become effective immediately upon approval by the stockholders at the 1997 Annual Stockholders Meeting. Options may be granted on the basis of such amendment at any time on or after November 5, 1996, but no such option shall become





                                      22.

exercisable in whole or in part unless and until the amendment is approved by the stockholders at the 1997 Annual Meeting.

                 The Plan was amended and restated by the Board on April 18, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 3,450,000 shares to 4,100,000 shares, (ii) allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Plan, (iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iv) extend the term of the Plan from October 19, 1998 to December 31, 2002 and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of Non-Statutory Options and the elimination of the six
(6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 650,000-share increase shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 650,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants issuances shall be made on the basis of such share increase. However, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 1997 Restatement until the original October 19, 1998 expiration date. All option grants made prior to the 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1997 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

                 B. The provisions of each restatement of, and amendment to, the Plan shall apply only to options granted under the Plan from and after the effective date of such restatement or amendment. All options issued and outstanding under the Plan immediately prior to the adoption of each restatement or amendment shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in a subsequent restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.





                                      23.

                 C. The Plan shall terminate upon the earlier of (i) December 31, 2002 2/ or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of options granted under Article Two or Article Three. If the date of termination is determined under clause (i) above, then no options outstanding on such date shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such options.

                 D. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

     IV.         USE OF PROCEEDS

                 Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       V.        REGULATORY APPROVALS

                 The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

     VI.         NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the restated Plan shall be construed so as to grant any individual the right to remain in the employ or Service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or Service at any time and for any reason, with or without cause.





__________________________________

     2/ The extension of the term of the Plan from October 19, 1998 to December 31, 2002 is subject to stockholder approval at the 1997 Annual Meeting.

                                      24.

                                   Exhibit A

               Form of Director Automatic Option Grant Agreement

                             ENDOSONICS CORPORATION

                                     PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 28, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on May 28, 1997 and the proxy statement and appoints Roger Salquist and Edward M. Leonard, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Endosonics Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Endosonics to be held at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California, on Wednesday, May 28, 1996 at 10:00 a.m., and at any adjournment or postponement thereof, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

1. APPROVAL OF A SERIES OF AMENDMENTS TO THE ENDOSONICS 1988 STOCK OPTION PLAN, INCLUDING (i) AN INCREASE IN THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY AN ADDITIONAL 650,000 SHARES, (ii) THE ADDITION OF A PROVISION TO ALLOW THE NON-EMPLOYEE BOARD MEMBERS TO PARTICIPATE IN THE DISCRETIONARY OPTION GRANT PROGRAM IN EFFECT UNDER THE PLAN AND (iii)
THE EXTENSION OF THE TERM OF THE PLAN FROM OCTOBER 19, 1998 TO DECEMBER 31,
2002.

                      FOR         AGAINST          ABSTAIN
                      / /           / /              / /

2. ELECTION OF DIRECTORS

   / / FOR all nominees    / / WITHHOLD AUTHORITY          / / EXCEPTIONS
       listed below            to vote for all nominees

   INSTRUCTION: To withhold authority to vote for any individual nominee mark the "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:

       THOMAS J. CABLE       EDWARD M. LEONARD     REINHARD J. WARNKING
       WILLIAM G. DAVIS      ROGER SALQUIST
       MICHAEL R. HENSON

3. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR
   1997.

                      FOR         AGAINST          ABSTAIN
                      / /           / /              / /

        The Board of Directors recommends a vote FOR each of the director nominees listed above and for the other proposals set forth above. This Proxy, when properly executed will be voted as specified above. This Proxy will be voted FOR Proposals Nos. 1 and 3 and FOR each of the nominees listed under Proposal No. 2 if no specification is made. This proxy will also be voted at the discretion of the proxy holders on such matters other than the three specific items as may come before the meeting.

Please print the name(s) appearing
on each share certificate(s) over
which you have voting authority:___________________________  Dated:_____________

               (Print name(s) as it (they) appear on certificate)

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or another authorized officer. If a partnership, please sign in the partnership name by an authorized person._______


                           (Authorized Signature(s))

PLEASE RETURN YOUR EXECUTED PROXY TO ENDOSONICS' TRANSFER AGENT IN THE ENCLOSED ENVELOPE, OR, IF NECESSARY, DELIVER IT TO ENDOSONICS, ATTENTION: SECRETARY.